UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2017

DORIAN LPG LTD.
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-36437	66-0818228
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): 203-674-9900

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

The information contained in this Current Report on Form 8-K is hereby incorporated by reference into (i) the registration statement on Form S-3 (File No. 333-200714) of Dorian LPG Ltd. (the "Company"), filed with the U.S. Securities and Exchange Commission (the "Commission") on June 29, 2015 and (ii) the registration statement on Form S-3 (File No. 333-208375) of the Company, filed with the Commission on December 7, 2015.
Item 1.01 Entry into a Material Definitive Agreement
As previously disclosed, on June 8, 2017, the Company entered into a $97.0 million agreement providing for a senior secured bridge term loan (as subsequently amended, the "2017 Bridge Loan") by and among Corsair LPG Transport LLC, CNML LPG Transport LLC, CMNL LPG Transport LLC, CJNP LPG Transport LLC, as borrowers, the Company, as parent guarantor, DNB Markets, Inc., as mandated lead arranger and book runner, DNB Bank ASA, New York Branch, as facility agent and security trustee, and DNB Capital LLC, as lender.  As previously disclosed, the 2017 Bridge Loan was subsequently amended on November 7, 2017 in connection with the refinancing of the Corsair, the repayment of $30.1 million of the outstanding principal amount of the 2017 Bridge Loan and the release of Corsair LPG Transport LLC under the 2017 Bridge Loan.
As of December 8, 2017, the parties to the 2017 Bridge Loan entered into an amendment to extend the maturity date of the facility from August 8, 2018 to December 31, 2018 (the "New Maturity Date"), and to revise the interest rate payable under the facility to LIBOR plus 2.50% from December 8, 2017 to March 31, 2018, LIBOR plus 6.50% from April 1, 2018 to June 30, 2018 and LIBOR plus 8.50% from July 1, 2018 until the New Maturity Date. The lender will also receive a one-time fee of 0.25% of the outstanding debt. All other terms in the 2017 Bridge Loan remain unchanged and are as described in the Company's Current Report on Form 8-K that was filed with the Commission on June 12, 2017.
The foregoing description of the amendment to the 2017 Bridge Loan does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1
Amendment Agreement, dated as of December 8, 2017, relating to the Loan Agreement providing for a Senior Secured Bridge Term Loan of US$97,000,000, by and among CNML LPG Transport LLC, CMNL LPG Transport LLC, and CJNP LPG Transport LLC, as borrowers, the Company, as parent guarantor, DNB Markets, Inc., as mandated lead arranger and book runner, DNB Bank ASA, New York Branch, as facility agent and security trustee, and DNB Capital LLC, as lender.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 14, 2017		DORIAN LPG LTD. (registrant)

	By:	/s/ Theodore B. Young
Theodore B. Young
Chief Financial Officer